                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 99.2


                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME:                        CASE NUMBER:         CH 11 CONVERSION DATE:    CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.        02-45206-H2-11       JANUARY 14, 2003          JANUARY 14, 2003

TRUSTEE'S MONTHLY OPERATING REPORT SUMMARY FOR:           JUNE 2003

                  MONTH                                 JAN 2003     FEB 2003     MAR 2003    APRIL 2003    MAY 2003    JUNE 2003
---------------------------------------------         -----------  -----------  -----------  -----------  -----------  -----------
REVENUES (MOR-6)                                               0            0           0            0           0            0
INCOME (LOSS) BEFORE INTEREST, DEPRECIATION,
OTHER ITEMS & INCOME TAXES (MOR-6)                      (177,000)    (384,000)   (203,000)    (106,000)   (497,000)    (213,000)
NET INCOME (LOSS) (MOR-6)                               (265,000)    (473,000)   (293,000)    (197,000)   (779,000)    (305,000)
PAYMENTS TO INSIDERS (MOR-9)                                NONE         NONE        NONE         NONE        NONE         NONE
PAYMENTS TO PROFESSIONALS (MOR-9)                           NONE         NONE      55,000       50,000           0            0
TOTAL DISBURSEMENTS (MOR-7)                            1,687,781    1,496,000     122,000      172,000     255,000      157,000

THE ORIGINAL OF THIS DOCUMENT MUST BE FILED WITH THE U.S. BANKRUPTCY COURT AND A COPY MUST BE SENT TO THE U.S. TRUSTEE

 REQUIRED INSURANCE MAINTAINED           EXPIRATION
     AS OF SIGNATURE DATE                   DATE
                                         -----------
CASUALTY           YES(X)  NO ( )        12/31/2003
LIABILITY          YES(X)  NO ( )        12/31/2003
VEHICLE            YES(X)  NO ( )        12/31/2003
WORKERS' COMP      YES(X)  NO ( )        12/31/2003
OTHER __________   YES( )  NO ( )            - -



CHAPTER 11 TRUSTEE: Ben B. Floyd
FIRM: Floyd, Isgur, Rios & Wahrlich, P.C.
ADDRESS: 700 Louisiana, Suite 4600
ADDRESS:
CITY, STATE, ZIP: Houston, TX 77002
TELEPHONE:  (713) 222-1470
FACSIMILE:  (713) 222-1475


Are all accounts receivable being collected within terms? YES

Are all post-petition liabilities, including taxes, being paid within terms? YES

Have any pre-petition liabilities been paid? NO

If yes, describe:

Are all funds received being deposited into Trustee's bank accounts?

All funds are being deposited into accounts controlled by the Trustee. YES

Were any assets disposed of outside the normal course of business? NO

If yes, describe:

Are all U.S. Quarterly Fee Payments current? YES, AS OF FILING DATE.

What is the status of the Plan of Reorganization? DEBTOR'S PLAN WAS APPROVED AND WAS EFFECTIVE AUGUST 14, 2003


I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED:                                                   DATE:
       -----------------------------------------               ----------------
          BEN B. FLOYD, CHAPTER 11 TRUSTEE

CASE NAME:                        CASE NUMBER:         CH 11 CONVERSION DATE:    CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.        02-45206-H2-11       JANUARY 14, 2003          JANUARY 14, 2003


COMPARATIVE BALANCE SHEETS (000'S)

                                       JAN 31,         FEB 28,        MAR 31,      APRIL 30,       MAY 31,           JUNE 30
              ASSETS                     2003           2003           2003          2003           2003              2003
-----------------------------------   --------        --------       --------      --------       --------          --------

CURRENT ASSETS
Cash                                    4,656            3,162          3,063         2,892          2,637            2,480
Accounts Receivable, Net                  200              200            200           200             10               10 A.
Inventory: Lower of Cost or Market          0                0              0             0              0                0
Prepaid Expenses                           25               25             16            16             16               16
Investments in Subs                     6,396            7,756          7,722         7,808          7,808            7,350
Other                                   2,285            2,193          2,101         2,009          1,917            1,825 B.
                                       ======           ======         ======        ======         ======           ======
TOTAL CURRENT ASSETS                   13,562           13,336         13,102        12,925         12,388           11,681

Furniture, Equipment & Fixtures (*)         0                0              0             0              0                0 C.
Less Accumulated Depreciation               0                0              0             0              0                0
                                       ======           ======         ======        ======         ======           ======
Net Book Value of F&F                       0                0              0             0              0                0

OTHER ASSETS:
1.
2.
3.
4.
                                       ======           ======         ======        ======         ======           ======
TOTAL OTHER ASSETS
                                       ======           ======         ======        ======         ======           ======
TOTAL ASSETS                           13,562           13,336         13,102        12,925         12,388           11,681

                                      MOR-2

(*) PER MOR FILED BY THE DEBTOR

A.  Note receivable due from Larry Ray in November 2003.

B. Capitalized costs related to debt issuance. Costs are amortized over life of debt.

C.  All furniture & equipment is held in the Debtor subsidiaries.

CASE NAME:                        CASE NUMBER:         CH 11 CONVERSION DATE:    CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.        02-45206-H2-11       JANUARY 14, 2003          JANUARY 14, 2003


COMPARATIVE BALANCE SHEETS (000'S)

      LIABILITIES &                              JAN 31,         FEB 28,     MAR 31,       APRIL 30,     MAY 31,        JUNE 30,
      OWNERS EQUITY                                2003            2003       2003          2003          2003           2003
-----------------------------------             ---------       ---------  ---------     ---------      ---------      ---------
LIABILITIES:
POST-PETITION LIABILITIES (MOR-4)                     71            318         377           397            640           237

PRE-PETITION LIABILITIES:
Notes Payable - Secured                           45,000         45,000      45,000        45,000         45,000        45,000 A.
Accrued Interest - Secured N/Ps                    3,508          3,508       3,508         3,508          3,508         3,508 E.
Priority Debts                                         0              0           0             0              0             0
Federal Income Tax                                     0              0           0             0              0             0 B.
Accrued Liabilities                                    0              0           0             0              0             0
FICA/Withholding                                       0              0           0             0              0             0 C.
Unsecured Debt                                   119,377        119,377     119,377       119,377        119,377       119,377 D.
Other Liabilities                                      0              0           0             0              0             0
                                                ========       ========    ========      ========       ========      ========
TOTAL LIABILITIES                                167,956        168,203     168,262       168,282        168,525       168,122

MEMBERS' EQUITY (DEFICIT):
Preferred Stock                                        0              0           0             0              0
Common Stock                                           1              1           1             1              1             1
Additional Paid-In Capital                       225,940        225,940     225,940       225,940        225,940       225,940
Retained Earnings                               (380,335)      (380,808)   (381,101)     (381,298)      (382,077)     (382,382)F.
                                                ========       ========    ========      ========       ========      ========
TOTAL OWNERS' EQUITY                            (154,394)      (154,867)   (155,160)     (155,357)      (156,136)     (156,441)
                                                ========       ========    ========      ========       ========      ========
TOTAL LIABILITIES &                               13,562         13,336      13,102        12,925         12,389        11,681
OWNERS' EQUITY

                                      MOR-3

(*) PER MOR FILED BY THE DEBTOR

A.  The $45M debt is considered secured debt for purposes of this presentation.

B. A subsidiary of Debtor, SSPUSA, has not paid a 2003 tax prepayment as of filing date.

C. Payroll is handled by a third party firm (Intuit payroll). Intuit collects all payroll taxes and makes the payment.

D. Unsecured debt includes the $110M notes with accrued interest, the unpaid pre-petition liabilities and the change of control agmts.

E. Payment to Secured noteholder's on 10/31/02 is assumed to be prepayment of interest on secured debt. Interest stops accruing on 12/20/02.

CASE NAME:                        CASE NUMBER:         CH 11 CONVERSION DATE:    CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.        02-45206-H2-11       JANUARY 14, 2003          JANUARY 14, 2003


SCHEDULE OF POST-PETITION LIABILITIES  (000'S)

                                             JAN 31,        FEB 28,         MAR 31,        APRIL 30,       MAY 31,      JUNE 30,
                                              2003           2003             2003           2003            2003         2003
                                           ---------       ---------       ---------       ---------      ---------     ---------
TRADE ACCOUNTS PAYABLE                          4             60               4              27              32            19

TAXES PAYABLE:
 Federal Payroll Taxes                          0              0               0               0               0             0 B.
 State Payroll & Sales Taxes                    0              0               0               0               0             0 B.
 Other Taxes                                    0              0               0               0               0             0 A.
                                               ==            ===             ===             ===             ===           ===
 TOTAL TAXES PAYABLE                            0              0               0               0               0             0

SECURED DEBT

ACCRUED INTEREST PAYABLE

ACCRUED PROFESSIONAL FEES:
 Trustee Fees                                  33             43              62              58              84            85
 Legal Fees                                    28            198             281             283             495           103
 Accounting Fees                                6             17              30              29              29            30
                                               ==            ===             ===             ===             ===           ===
 TOTAL ACCRUED PROFESSIONAL FEES               67            258             373             370             608           218

OTHER ACCRUED LIABILITIES:
1.
2.
3.
4.
                                               ==            ===             ===             ===             ===           ===
TOTAL OTHER ACCRUED LIABILITIES
                                               ==            ===             ===             ===             ===           ===
TOTAL POST-PETITION
LIABILITIES (MOR-3)                            71            318             377             397             640           237

                                      MOR-4

A.  A subsidiary of debtor, SSPUSA, will need to make 2003 tax prepayment.

B. Payroll is handled by a third party firm (Intuit payroll). Intuit collects all payroll taxes and makes the payment.

CASE NAME:                        CASE NUMBER:         CH 11 CONVERSION DATE:    CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.        02-45206-H2-11       JANUARY 14, 2003          JANUARY 14, 2003

                                   AGING OF POST-PETITION LIABILITIES (000'S)
                                   MONTH: JUNE

                                    TRADE          FEDERAL         STATE
                                   ACCOUNTS        PAYROLL        PAYROLL &      AD VALOREM       OTHER         OTHER
   DAYS OUTSTANDING                PAYABLE          TAXES        SALES TAXES       TAXES          TAXES         TAXES
   ----------------                --------        -------       -----------     ----------      --------      --------
         0-30
         31-60                        19
         61-90
      91 AND OVER
                                    ====            ====             ====           ====           ====         ====
         TOTAL                        19            NONE             NONE           NONE           NONE         NONE



AGING OF ACCOUNTS RECEIVABLE
MONTH: JUNE 2003

                                  JAN        FEB       MAR        APRIL       MAY         JUNE
       DAYS OUTSTANDING           2003      2003       2003       2003        2003        2003
       ----------------           ----      ----       ----       -----       ----        ----
           0-30
           31-60
           61-90
        91 AND OVER
                                  ====      ====       ====       ====        ====        ====
           TOTAL                  NONE      NONE       NONE       NONE        NONE        NONE

                                      MOR-5

CASE NAME:                        CASE NUMBER:         CH 11 CONVERSION DATE:    CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.        02-45206-H2-11       JANUARY 14, 2003          JANUARY 14, 2003


STATEMENT OF INCOME (LOSS) (000'S)

                                                    JAN            FEB           MAR           APRIL        MAY            JUNE
                                                    2003          2003           2003          2003         2003           2003
                                                  --------      --------       --------      --------     --------       --------
OPERATING REVENUE (MOR-1)                             0              0             0             0             0             0
TOTAL COST OF REVENUES                                0              0             0             0             0             0
                                                   ====           ====          ====          ====          ====          ====
GROSS PROFIT                                          0              0             0             0             0             0

OPERATING EXPENSES:
  Selling & Marketing                                 0              0             0             0             0             0
  General & Administrative                            4              3             4            26            17            18
  Insiders Compensation                               0              0             0             0             0             0 A.
  Management Fee-- SSPUSA expenses                  140            123            82            80           242            98
  Professional Fees                                  33            258           117             0           238            97 B.
  Other                                               0              0             0             0             0             0
                                                   ====           ====          ====          ====          ====          ====
  TOTAL OPERATING EXPENSES                          177            384           203           106           497           213
                                                   ====           ====          ====          ====          ====          ====
INCOME BEFORE INTEREST, DEPRECIATION               (177)          (384)         (203)         (106)         (497)         (213)
OTHER ITEMS AND INCOME TAXES (MOR-1)

  Interest expense                                    0              0             0             0             0             0 C.
  Amortization expense                               92             92            92            92            92            92
  Interest (income)                                  (4)            (3)           (2)           (1)            0             0
  Other                                               0              0             0             0           190             0 D.
                                                   ====           ====          ====          ====          ====          ====
  TOTAL INTEREST, DEPRECIATION &
  OTHER ITEMS                                        88             89            90            91           282            92
                                                   ====           ====          ====          ====          ====          ====
NET INCOME BEFORE INCOME TAXES                     (265)          (473)         (293)         (197)         (779)         (305)
FEDERAL INCOME TAXES                                  0              0             0             0             0             0
                                                   ====           ====          ====          ====          ====          ====
NET INCOME (LOSS) (MOR-1)                          (265)          (473)         (293)         (197)         (779)         (305)

A.  Payments to Insiders--See note on MOR-9.

B. Represents April & May professional fees and $6K increase related to previous periods.

C. Interest stopped accruing on the companies debt on December 20, 2002, the date of the bankruptcy filing.

D. As part of the court approved KERP, the Larry Ray note was partially forgiven ($190K).

                                      MOR-6

CASE NAME:                        CASE NUMBER:            CH 11 CONVERSION DATE:         CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.        02-45206-H2-11          JANUARY 14, 2003               JANUARY 14, 2003

STATEMENT OF CASH RECEIPTS & DISBURSEMENTS (000's)

                                                 JAN        FEB         MAR       APRIL         MAY        JUNE        JULY
                                                2003       2003        2003        2003        2003        2003        2003
                                              --------   --------    --------    --------    --------    --------    --------

CASH - BEGINNING OF MONTH                        3,951      4,655       3,162       3,063       2,892       2,637       2,480
CASH RECEIPTS:
  Receipts from subsidiaries                     1,769          0           0           0           0           0           0
  Receipts of Cash from Restricted Account         620          0           0           0           0           0           0
  Interest income                                    3          3           2           1           0           0           0
  Other                                              0          0          21           0           0           0           0
                                                 =====      =====       =====       =====       =====       =====       =====
  TOTAL CASH RECEIPTS                            2,392          3          23           1           0           0           0

DISBURSEMENTS FOR OPERATIONS:
  Insurance                                         60          0           0           0           0           0           0
  Distributions to Subsidiaries                  1,584      1,474          62         115         242         147          75
  Other Misc.                                       44         22           5           7          13          10          24
                                                 =====      =====       =====       =====       =====       =====       =====
TOTAL DISBURSEMENTS FOR OPERATIONS               1,688      1,496          67         122         255         157          99
  Professional fees (MOR-9)                          0          0          55          50           0           0           0
  U.S. Trustee fees                                  0          0           0           0           0           0           0
  Other reorganization expenses                      0          0           0           0           0           0           0
                                                 =====      =====       =====       =====       =====       =====       =====
TOTAL DISBURSEMENTS                              1,688      1,496         122         172         255         157          99
                                                 =====      =====       =====       =====       =====       =====       =====
NET INCREASE (DECREASE) IN CASH FLOW               704     (1,493)        (99)       (171)       (255)       (157)        (99)
                                                 =====      =====       =====       =====       =====       =====       =====
CASH - END OF MONTH (MOR-2)                      4,655      3,162       3,063       2,892       2,637       2,480       2,381

                                     MOR-7

CASE NAME:                        CASE NUMBER:            CH 11 CONVERSION DATE:         CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.        02-45206-H2-11          JANUARY 14, 2003               JANUARY 14, 2003

BANK ACCOUNT RECONCILIATION (000'S)

           BANK                      STERLING        STERLING       STERLING
      --------------             ---------------    ----------    -------------
      ACCOUNT NUMBER                8040245206      8020245206     8060245206
      --------------             ---------------    ----------    -------------
                                     Partner        SSPI Money
       ACCOUNT TYPE              Advance Account      Market      SSPI Checking
      --------------             ---------------    ----------    -------------

ENDING BALANCE PER BANK                    2           2,478            0
DEPOSITS IN TRANSIT                       --              --           --
OUTSTANDING CHECKS                        --              --           --
                                 ===========        ========      =======
ADJUSTED BANK BALANCE                      2           2,478            0

CASH PER BOOKS                             2           2,478            0
INTEREST INCOME NOT RECORDED              --              --           --
TRANSFERS TO ACCOUNT                      --              --           --
TRANSFERS FROM ACCOUNT                    --              --           --
DISBURSEMENTS NOT RECORDED                --              --           --
                                 ===========        ========      =======
ENDING CASH PER BOOKS                      2           2,478            0


Additional Debtor subsidiary proceeds are held in Sterling bank accounts and Colombian peso accounts--not shown above.

                                     MOR-8

CASE NAME:                        CASE NUMBER:            CH 11 CONVERSION DATE:         CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.        02-45206-H2-11          JANUARY 14, 2003               JANUARY 14, 2003


PAYMENTS TO INSIDERS AND PROFESSIONALS (000'S)


INSIDERS: NAME/POSITION/COMP.            JAN           FEB          MARCH          APRIL          MAY          JUNE
            TYPE                        2003          2003           2003           2003         2003          2003
-----------------------------          -------       -------       -------        -------       -------       -------
1.  Larry A. Ray (President)           Note A.       Note A.       Note A.        Note A.       Note A.       Note A.
2.  Ronald A. Lefaive (CFO)            Note A.       Note A.       Note A.        Note A.       Note A.       Note A.
3.
4.
5.
6.
                                       =======       =======       =======        =======       =======       =======
TOTAL INSIDERS (MOR-1)                    NONE          NONE          NONE           NONE          NONE          NONE




       PROFESSIONALS                     JAN           FEB          MARCH          APRIL          MAY          JUNE
      NAME/ORDER DATE                   2003          2003           2003           2003         2003          2003
---------------------------            -------       -------       -------        -------       -------       -------
1.  Andrews & Kurth                                                     28             39            0             0
2.  Floyd, Isgur, Rios                                                  21              7            0             0
3.  Smith & Henault                                                      6              4            0             0
4.
5.
6.
                                       =======       ========      =======        =======       ======        ======
TOTAL PROFESSIONALS (MOR-1)               NONE          NONE            55             50            0             0

A. No insiders were funded directly by Debtor. However, two insiders are paid by SSPUSA, a subsidiary of the Debtor.

     Larry Ray was paid $31,666 for salary, and Ron Lefaive was paid $13,750 for salary.

     Under the KERP plan approved by the court, Lefaive received a KERP payment and Ray received forgiveness on a portion of his loan in May.

     Both were also reimbursed for accrued vacation & personal leave as of 5/31/03 in accordance with the KERP plan in May.

     Both also received reimbursement for out-of-pocket expenses.

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(30)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.)


                                     MOR-9